Exhibit 10.4

EXECUTION COPY

AMENDMENT NO. 2

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is made as of August 1, 2013 by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the Subsidiary Guarantors party hereto, the institutions listed on the signature pages hereto and JPMorgan Chase Bank, National Association, as the administrative agent for the “Lenders” referred to below (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the “Credit Agreement” referred to below.

W I T N E S S E T H:

WHEREAS, the signatories hereto are parties to that certain Amended and Restated Credit Agreement, dated as of June 25, 2010, among the Company, the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and the Administrative Agent (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the Subsidiary Guarantors party hereto and the Administrative Agent are parties to that certain Amended and Restated Guaranty, dated as of June 25, 2010 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Subsidiary Guaranty”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement and the Subsidiary Guaranty on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Subsidiary Guarantors party hereto, the Lenders party hereto and the Administrative Agent have agreed to the following amendments to the Credit Agreement.

1. Amendments to the Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Dollar Amount” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “the equivalent in such currency of Dollars” appearing therein and to replace such phrase with “the equivalent amount thereof in Dollars”.

(b) The definition of “Senior Subordinated Notes” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “Senior Note Indenture” appearing therein and to replace such phrase with “Senior Subordinated Note Indenture”.

(c) The definition of “Statutory Reserve Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “the Financial Services Authority” appearing therein and to replace such phrase with “the Financial Conduct Authority, the Prudential Regulation Authority”.

(d) Section 1.01 of the Credit Agreement is amended to (i) delete the definition of “Mandatory Cost” appearing therein and (ii) add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Agreed Currencies” means (i) Dollars, (ii) euro, (iii) Pounds Sterling, (iv) Japanese Yen and (v) any other currency agreed to by the Administrative Agent and each Lender.

“A/R and Inventory Amount” means, as of any date of determination, the sum of (i) 80% of the aggregate net reported value as of such date of all accounts receivable of the Company and its consolidated Subsidiaries (for the avoidance of doubt, excluding intercompany accounts receivable and all Receivables of the Company or any Receivables Seller which have been sold or transferred to a Receivables Entity or any other Person pursuant to a Receivables Factoring Arrangement or a Receivables Securitization Facility) plus (ii) 50% of the aggregate book value of all inventory of the Company and its consolidated Subsidiaries, all as determined in accordance with GAAP.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Specified Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Loan Party of a security interest to secure, such Specified Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an ECP at the time the Guarantee of such Loan Party or the grant of such security interest becomes or would become effective with respect to such Specified Swap Obligation. If a Specified Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Specified Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBOR Screen Rate for the longest period (for which the LIBOR Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the LIBOR Screen Rate for the shortest period (for which the LIBOR Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time.

“LIBO Rate” means, with respect to any Eurocurrency Borrowing denominated in any Agreed Currency and for any applicable Interest Period, the London interbank offered rate as administered by the British Bankers Association (or any other Person that takes over the administration of such rate for such Agreed Currency) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, on the Quotation Day for such Interest Period; provided that, if the LIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to the applicable currency, then the LIBO Rate shall be the Interpolated Rate at such time, subject to Section 2.14.

“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Quotation Day” means, with respect to any Eurocurrency Borrowing and any Interest Period, the Business Day that is generally treated as the rate fixing day by market practice in the applicable interbank market, as determined by the Administrative Agent.

“Secured Obligations” means all Obligations, together with all Swap Obligations and Banking Services Obligations outstanding on the Effective Date or otherwise from time to time owing to one or more Lenders or their respective Affiliates; provided that the definition of “Secured Obligations” shall not create or include any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor.

“Specified Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder.

(e) Section 2.14 of the Credit Agreement is hereby amended to (i) add the phrase “and binding” immediately following the phrase “shall be conclusive” appearing in clause (a) thereof, (ii) add the parenthetical “(including, without limitation, by means of an Interpolated Rate)” immediately following the phrase “adequate and reasonable means” appearing in clause (a) thereof and (iii) add the phrase “or the applicable Agreed Currency” immediately following the phrase “in such Borrowing for such Interest Period” appearing in clause (b) thereof.

(f) Section 2.15(a)(i) of the Credit Agreement is hereby amended to insert a reference to “liquidity,” immediately after the reference to “special deposit,” appearing therein.

(g) Section 2.15(b) of the Credit Agreement is hereby amended to (x) insert the words “or liquidity” immediately after the first reference to “capital” appearing therein and (y) insert the words “and liquidity” immediately after the reference to “capital adequacy” appearing therein.

(h) Section 2.18(b) of the Credit Agreement is hereby amended to insert the following as a new sentence immediately following the first sentence thereto:

Notwithstanding the foregoing, amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party.

(i) Section 6.15(a) of the Credit Agreement is hereby restated in its entirety as follows:

(a) Minimum Interest Coverage Ratio. The Company will not permit the ratio, determined as of the end of each of its fiscal quarters ending on and after June 26, 2010 for the period of 4 consecutive fiscal quarters ending with the end of such fiscal quarter, of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense, all calculated for the Company and its Subsidiaries on a consolidated basis, to be less than:

i. 2.50 to 1.00 as of the last day of any fiscal quarter (other than the fiscal quarters ending on or about June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014); and

ii. 2.25 to 1.00 as of the last day of the fiscal quarters ending on or about June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014.

(j) Section 6.15 of the Credit Agreement is hereby amended to insert the following as a new Section 6.15(c) immediately following Section 6.15(b):

(c) Minimum Asset Coverage Ratio. The Company will not permit the ratio, determined as of the end of the fiscal quarters ending on or about June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014, of (i) the A/R and Inventory Amount to (ii) Consolidated Senior Secured Indebtedness, determined in each case, as of the last day of such fiscal quarter, all calculated for the Company and its Subsidiaries on a consolidated basis, to be less than 1.10 to 1.00.

(k) Section 9.04(d) of the Credit Agreement is amended to delete the phrase “a Federal Reserve Bank” appearing therein and to replace such phrase with “a Federal Reserve Bank or other central bank having jurisdiction over such Lender”.

(l) Article X of the Credit Agreement is hereby amended to insert the following as a new paragraph immediately preceding the final paragraph thereof:

The Company hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Subsidiary Guaranty in respect of Specified Swap Obligations (provided, however, that the Company shall only be liable under this paragraph for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this paragraph or otherwise under this Article X voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The Company intends that this paragraph constitute, and this paragraph shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Subsidiary Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(m) Schedule I of Exhibit I to the Credit Agreement is hereby amended to restate item I.E.(d) therein as follows:

(d) Minimum Interest Coverage Ratio             to 1.001

(n) Schedule I of Exhibit I to the Credit Agreement is hereby further amended to insert the following item I.H. as a new item immediately following item I.G. therein:

H. Minimum Asset Coverage Ratio[2]
(a) A/R and Inventory Amount as of the last day of the applicable fiscal quarter	$	____________
(b) Consolidated Senior Secured Indebtedness as of the last day of the applicable fiscal quarter	$	____________
(c) Asset Coverage Ratio (ratio of Item I.H.(a) to Item I.H.(b)		______ to 1.00
(d) Minimum Asset Coverage Ratio		1.10 to 1.00

(o) Schedule 2.02 to the Credit Agreement is hereby deleted in its entirety.

2. Amendments to the Subsidiary Guaranty. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Subsidiary Guaranty is hereby amended as follows:

(a) Section 2 of the Subsidiary Guaranty is amended to add the parenthetical “(provided, however, that the definition of “Guaranteed Obligations” shall not create or include any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor)” immediately following the phrase “all of the foregoing being referred to collectively as the “Guaranteed Obligations”” appearing therein.

(b) The Subsidiary Guaranty is amended to add the following as a new Section 24 thereto:

SECTION 24. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty or Article X of the Credit Agreement, as applicable, in respect of

[1]	Minimum Interest Coverage Ratio as of the end of any fiscal quarter is the level prescribed in Section 6.15(a).
[2]	Minimum Asset Coverage Ratio only tested as of the end of the fiscal quarters ending on or about June 30, 2013, September 30, 2013, December 31, 2013 and March 31, 2014.

Specified Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 24 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 24 or otherwise under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 24 shall remain in full force and effect until a discharge of such Qualified ECP Guarantor’s Guaranteed Obligations in accordance with the terms hereof and the other Loan Documents. Each Qualified ECP Guarantor intends that this Section 24 constitute, and this Section 24 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

3. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof if, and only if on such date:

(a) The Administrative Agent shall have received duly executed copies of this Amendment from the Company, the Subsidiary Guarantors, the Required Lenders and the Administrative Agent;

(b) The Administrative Agent shall have received all fees and expenses of the Administrative Agent (including, to the extent invoiced, attorneys’ fees and expenses) in connection with the Credit Agreement (including this Amendment); and

(c) JPMorgan Securities LLC and the Administrative Agent, including for the benefit of the Lenders, shall have received all fees payable in connection with the Credit Agreement (including this Amendment) as separately agreed.

4. Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants as follows:

(a) Such Loan Party has the power and authority and legal right to execute and deliver this Amendment and the Credit Agreement (as modified hereby) and/or the Subsidiary Guaranty (as modified hereby), as applicable, and to perform its obligations hereunder and thereunder. The execution and delivery by such Loan Party of this Amendment and the performance of its obligations hereunder and under the Credit Agreement (as modified hereby) and/or the Subsidiary Guaranty (as modified hereby), as applicable, have been duly authorized by proper proceedings, and this Amendment and the Credit Agreement (as modified hereby) and/or the Subsidiary Guaranty (as modified hereby), as applicable, constitute legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Neither the execution and delivery by such Loan Party of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or of the Credit Agreement (as modified hereby) and/or the Subsidiary Guaranty (as modified hereby), as applicable, (i) will require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority, (iii) will violate or result in a default under any indenture, agreement or other instrument evidencing Material Indebtedness binding upon the Company or any of its Subsidiaries or its assets (including, without limitation, the Senior Subordinated Note Indenture and the Senior Subordinated Notes), or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries or (iv) will result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, other than Liens created under the Loan Documents.

(c) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement (as modified hereby) and the other Loan Documents are true and correct in all material respects (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

5. Reference to and Effect on the Credit Agreement and Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference to the Credit Agreement and the Subsidiary Guaranty in the Credit Agreement, the Subsidiary Guaranty or any other Loan Document shall mean and be a reference to the Credit Agreement and the Subsidiary Guaranty, as the case may be, as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) The Company (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Company arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Each of the undersigned Subsidiary Guarantors, by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (b) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Collateral Documents and the other Loan Documents to which it is a party, (c) reaffirms all of its obligations under the Loan Documents to which it is a party, (d) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any modification of any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CENTRAL GARDEN & PET COMPANY,
as the Company

By:	/s/ Lori Varlas
Name:	Lori Varlas
Title:	Chief Financial Officer

Signature Page to Amendment No. 2

to Central Garden & Pet Company Amended and Restated Credit Agreement

ALL-GLASS AQUARIUM CO., INC.
B2E BIOTECH, LLC
B2E CORPORATION
FARNAM COMPANIES, INC.
FOUR PAWS PRODUCTS, LTD.
GRO TEC, INC.
GULFSTREAM HOME & GARDEN, INC.
KAYTEE PRODUCTS INCORPORATED
MATSON, LLC
NEW ENGLAND POTTERY, LLC
PENNINGTON SEED, INC.
PETS INTERNATIONAL, LTD.
T.F.H. PUBLICATIONS, INC.
WELLMARK INTERNATIONAL, each as a Subsidiary Guarantor
For each of the foregoing entities:

By:	/s/ Lori Varlas
Name:	Lori Varlas
Title:	Chief Financial Officer

Signature Page to Amendment No. 2

to Central Garden & Pet Company Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:	/s/ Alex Rogin
Name:	Alex Rogin
Title:	Vice President

Signature Page to Amendment No. 2

to Central Garden & Pet Company Amended and Restated Credit Agreement

SUNTRUST BANK,
as a Lender

By:	/s/ Kelly Gunter
Name:	Kelly Gunter
Title:	Director

Signature Page to Amendment No. 2

to Central Garden & Pet Company Amended and Restated Credit Agreement

BANK OF THE WEST,
as a Lender

By:	/s/ Joel Harvill
Name:	Joel Harvill
Title:	Vice President

Signature Page to Amendment No. 2

to Central Garden & Pet Company Amended and Restated Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Michael Coseglia
Name:	Michael Coseglia
Title:	Duly Authorized Signatory

Signature Page to Amendment No. 2

to Central Garden & Pet Company Amended and Restated Credit Agreement

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL” NEW YORK BRANCH,
as a Lender

By:	/s/ Mike Falter
Name:	Mike Falter
Title:	Vice President

By:	/s/ Craig Squires
Name:	Craig Squires
Title:	Managing Director

Signature Page to Amendment No. 2

to Central Garden & Pet Company Amended and Restated Credit Agreement

COBANK, ACB,
as a Lender

By:	/s/ James H. Matzat
Name:	James H. Matzat
Title:	Vice President

Signature Page to Amendment No. 2

to Central Garden & Pet Company Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Director

Signature Page to Amendment No. 2

to Central Garden & Pet Company Amended and Restated Credit Agreement

UNION BANK, N.A.,
as a Lender

By:	/s/ Elizabeth Karbousky
Name:	Elizabeth Karbousky
Title:	Vice President

Signature Page to Amendment No. 2

to Central Garden & Pet Company Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kurban H. Merchant
Name:	Kurban H. Merchant
Title:	Vice President

Signature Page to Amendment No. 2

to Central Garden & Pet Company Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

Signature Page to Amendment No. 2

to Central Garden & Pet Company Amended and Restated Credit Agreement

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Assistant Vice President

Signature Page to Amendment No. 2

to Central Garden & Pet Company Amended and Restated Credit Agreement

COMERICA BANK,
as a Lender

By:	/s/ Elise M. Moore
Name:	Elise M. Moore
Title:	Senior Vice President

Signature Page to Amendment No. 2

to Central Garden & Pet Company Amended and Restated Credit Agreement